Exhibit 10.2

EXECUTION COPY

                              AMENDED AND RESTATED

                       SHAREHOLDERS' AND RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED SHAREHOLDERS' AND RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 21st day of December, 2000, by and among SoftLock.com, Inc., (the "Company"), a Delaware corporation, and the Shareholders listed on Schedule I, Schedule II , Schedule III and Schedule IV hereto.

                                   WITNESSETH:

         WHEREAS, the Shareholders listed on Schedule I hereto (each a "Series A Shareholder" and collectively the "Series A Shareholders") have purchased from the Company shares of Series A Preferred (as hereinafter defined); and

         WHEREAS, the Shareholders listed on Schedule II hereto (each a "Series B Shareholder" and collectively the "Series B Shareholders") have purchased from the Company shares of Series B Preferred (as hereinafter defined); and

         WHEREAS, the Shareholders listed on Schedule III hereto (each a "Series C Shareholder" collectively the "Series C Shareholders" ) have agreed to and, contemporaneously with the execution of this Agreement, will purchase from the Company shares of Series C Preferred (as hereinafter defined); and

         WHEREAS, the Shareholders listed on Schedule IV hereto (each a "Common Shareholder" collectively the "Common Shareholders" and collectively with the Series A Shareholders, Series B Shareholders and the Series C Shareholders the "Shareholders") were, prior to the date hereof, owners of shares of the Company's Common Stock; and

         WHEREAS, the Shareholders and the Company have agreed to enter into an agreement with respect to (i) the procedures to be followed in connection with the election of Series A representative and a Series C Representative to the Company's Board of Directors, (ii) certain restrictions upon the transfer by each Common Shareholder of shares of Common Stock, (iii) certain restrictions upon the issuance by the Company of New Securities (as hereinafter defined), and
(iv) the rights to register shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act") resulting from the conversion of the Series A Preferred;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, and to induce the Series C Shareholders to purchase the shares of Series C Preferred, and in consideration thereof, it is hereby covenanted and agreed as follows:

                                    SECTION I

                                   Definitions

         As used herein, the following terms shall have the respective meanings following such term:

         Adjustment   Event  shall  mean  any  stock   dividend,   stock  split,
combination or division of shares, recapitalization, reclassification, merger, consolidation, reorganization, or the like.

         Affiliate shall mean, as to any Shareholder, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Shareholder and includes without limitation, (i) any person who is an officer, director, or direct or indirect beneficial holder of at least five percent (5%) of the then outstanding capital stock of the Shareholder and any of the Family Members, as defined herein, of any such person, (ii) any person of which the Shareholder and/or its Affiliates (as defined in clause (i) above), directly or indirectly, either beneficially own(s) at least five percent (5%) of the then outstanding equity securities or constitute(s) at least a five percent (5%) equity participant, (iii) in the case of a Shareholder who is an individual, Family Members of such person, and (iv) in the case of the Preferred Shareholders, any entities for which a Purchaser, its general partner, investment advisor or any person serving in a similar capacity, or any of its Affiliates serve as general partner and/or investment adviser or in a similar capacity, and all mutual funds, hedge funds, or other pooled investment vehicles or entities under the control or management of such Preferred Shareholder or the general partner or investment adviser thereof, or any Affiliate of any of them, or any Affiliates of any of the foregoing.

                  For purposes hereof, Family Members means, as applied to any individual, any parent, spouse, child, spouse of a child, brother or sister of the individual sharing the same household as such individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons and the estate of any such persons.

          Board shall mean the Board of Directors of the Company.

         Certificate of Incorporation shall mean the Company's Amended and Restated Certificate of Incorporation, as amended from time to time.

         Commission shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         Common Group shall mean any Group that has a Common Shareholder as a member thereof; provided however, that the Company and SoftLock Services, Inc. shall not be considered a part of any Common Group.

          Common Shareholders shall mean the persons listed on Schedule IV hereto.

          Common Stock shall mean the Company's common stock, par value $0.01 per share.

         Equity Security shall mean any capital stock (including the Common and Preferred Stock) of the Company, whether now authorized or not, and rights, options, warrants or rights to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; the number of shares of an Equity Security which is an option, warrant, right or convertible security shall be the number of shares of such Equity Security which would result upon the immediate exercise of such option, warrant or right of conversion of such convertible security, without regard to when such option, warrant or right may in fact be exercised or such convertible security may in fact be converted.

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto.

         First Public Offering shall mean the first firm commitment underwritten public offering of the Company's Common Stock occurring after the date of this Agreement.

         Group shall mean:


                  (i) in the case of any Shareholder who is an individual, such Shareholder or any Affiliate of such Shareholder;


                  (ii) in the case of any  Shareholder  which is a  partnership,
         (A) such partnership and any of its limited or general partners, (B) any corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged or consolidated and (C) any Affiliate of such partnership;

                  (iii) in the case of any  Shareholder  which is a corporation,
         (A) any such corporation, its parent and any of such corporation's or parent's subsidiaries, (B) any corporation or other business organization to which such corporation shall sell all or substantially all of its assets or with which it shall be merged, and (C) any Affiliate of such corporation;

                  (iv) in the case of any Shareholder which is a limited liability company or other business organization not described in (ii) or (iii) above, (A) any such company or organization, any member or similar equity owner of such company or organization, and any person or entity controlling such company or organization or under common control with such company or organization, (B) any corporation, limited liability company or other business organization to which such company or organization shall sell all or substantially all of its assets or with which it shall be merged, and (C) any Affiliate of such company or organization; and

                  (v) in the case of any Shareholder which is a trust, (A) any grantor or beneficiary of such trust, or (B) any Affiliate of such grantor or beneficiary.

         New Securities shall mean any Equity Securities hereafter issued; provided, however, that such term shall not include (i) securities purchased under the Series A Purchase Agreement by Series A Shareholders listed on
Schedule I as of the date hereof and Series A Conversion Shares and securities issuable under the warrants to purchase 1,964 shares of Series A Preferred issued to SI Venture Fund II, L.P.; (ii) securities purchased under the Series B Purchase Agreement by Series B Shareholders listed on Schedule II as of the date hereof and Series B Conversion Shares; (iii) securities purchased under the Series C Purchase Agreement, the Series C Conversion Shares and the Warrant Shares (as defined in the Series C Purchase Agreement); (iv) securities offered to the public pursuant to a registration statement filed in accordance with the provisions of the Securities Act; (v) securities issued in connection with the acquisition of another corporation by the Company by merger, purchase of substantially all assets or other reorganization whereby the Company or its shareholders immediately prior to such acquisition own, upon consummation of such acquisition, greater than fifty percent (50%) of the voting power to elect the directors of such corporation; (vi) securities evidencing any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such securities do not have equity features (such as warrants, options or other rights to purchase capital stock) and are not convertible into capital stock of the Company; (vii) securities issued or issuable to employees, officers or directors of, or consultants to, the Company pursuant to the Company's 1998 Stock Option Plan or the 1996 Stock Option Plan (collectively the "Plans"), provided that the number of shares so issued or issuable shall not exceed 7,000,000 (subject to adjustment upon the occurrence of an Adjustment Event in accordance with the
Plan); (viii) securities issued to financial institutions and leasing companies in connection with borrowing or lease financing arrangements of the Company, provided that such issuances or grants are approved by the Board of Directors and provided further that the number of securities so issued or issuable shall not exceed 500,000 (subject to adjustment upon the occurrence of an Adjustment Event); (ix) securities issued to strategic partners or licensors, provided that such issuances or grants are approved by the Board of Directors and provided further that the number of securities so issued or issuable shall not exceed 1,500,000 (subject to adjustment upon the occurrence of an Adjustment Event); and (x) Securities issued upon exercise of any warrant issued and outstanding as of the date hereof.

         Preemptive Share shall mean, immediately prior to any issue of New Securities, and as to each Preferred Group, the percentage which expresses the ratio between (i) the number of Equity Securities owned at such time by such Preferred Group (assuming that all such Equity Securities are fully converted into the Common Stock), and (ii) the aggregate number of Equity Securities (assuming all such Equity Securities are fully converted and/or exercised into the Common Stock) outstanding at such time.

         Preferred Group shall mean any Group that has a Preferred Shareholder as a member thereof.

         Preferred Shareholder shall mean any person listed on either Schedule I, II or III hereto.

          Preferred Stock shall mean the Company's Series A Preferred, Series B Preferred and Series C Preferred.

         Pro Rata Share shall mean, at any time, as to each Preferred Group, the percentage which expresses the ratio between (i) the number of Equity Securities owned at such time by such Preferred Group (assuming that all Equity Securities owned by that Preferred Group are fully converted or exercised into Common Stock), and (ii) the aggregate number of Equity Securities owned at such time by all Preferred Groups (assuming that all Equity Securities owned by all Preferred Groups are fully converted or exercised into Common Stock).

         Public Float shall mean the existence of a minimum aggregate market value of at least $100,000,000 for the outstanding equity securities of the Company that are registered under the Exchange Act, and held by non-Affiliates of the Company, sustained for a ninety (90) day period.

         Qualified Public Offering shall mean an underwritten public offering, pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company, on a firm commitment basis, yielding aggregate proceeds to the Company of $20,000,000 at a public offering price per share of Common Stock of $7.64 (but solely for purposes of Section 3 of this Agreement, $6.40)(subject to adjustment upon the occurrence of an Adjustment Event.

         Securities Act shall mean the Securities Act of 1933, as amended, and any successor statute thereto.

         Sell, as to any Equity Security, shall mean to sell, or in any other way directly or indirectly transfer, assign, distribute, encumber or otherwise dispose of such Equity Security, either voluntarily or involuntarily.

         Selling Group shall mean any Common Group proposing to Sell any Equity Security and which is obligated to deliver a Notice of Intention to Sell pursuant to Section 3 hereof.

         Series A Conversion Shares shall mean, at any time, (i) the issued and outstanding shares of Series A Preferred (for purposes of calculating the number of Series A Conversion Shares at any time, each such share shall be deemed to be that number of shares of Common Stock or other securities into which such share is then convertible), (ii) the shares of Common Stock issued upon conversion of the issued and outstanding shares of Series A Preferred owned by the Series A Shareholders, and (iii) any securities issued or issuable directly or indirectly in respect of the aforesaid shares of Common Stock or Series A Preferred, or both, in payment of a dividend or in connection with an Adjustment Event.

         Series B Conversion Shares shall mean, at any time, (i) the issued and outstanding shares of Series B Preferred (for purposes of calculating the number of Series B Conversion Shares at any time, each such share shall be deemed to be that number of shares of Common Stock or other securities into which such share is then convertible), (ii) the shares of Common Stock issued upon conversion of the issued and outstanding shares of Series B Preferred owned by the Series B Shareholders, and (iii) any securities issued or issuable directly or indirectly in respect of the aforesaid shares of Common Stock or Series B Preferred, or both, in payment of a dividend or in connection with an Adjustment Event.

         Series C Conversion Shares shall mean, at any time, (i) the issued and outstanding shares of Series C Preferred and shares of Series C Preferred issuable pursuant to the Warrants (as defined in the Series C Purchase Agreement) to purchase shares of Series C Preferred (for purposes of calculating the number of Series C Conversion Shares at any time, each such share shall be deemed to be that number of shares of Common Stock or other securities into which such share is then convertible), (ii) the shares of Common Stock issued upon conversion of the issued and outstanding shares of Series C Preferred owned by the Series C Shareholders, and (iii) any securities issued or issuable directly or indirectly in respect of the aforesaid shares of Common Stock or Series C Preferred, or both, in payment of a dividend or in connection with an Adjustment Event.

         Series A Preferred shall mean the Company's Series A Preferred Stock, par value $0.01 per share.

         Series B Preferred shall mean the Company's Series B Preferred Stock, par value $0.01 per share.

         Series C Preferred shall mean the Company's Series C Preferred Stock, par value $0.01 per share.

         Series A Purchase Agreement shall mean the Series A Preferred Stock Purchase Agreement, dated as of December 30, 1999, and supplemented from time to time among the Company, SoftLock Services, Inc. and the Series A Shareholders.

         Series B Purchase Agreement shall mean the Series B Preferred Stock Purchase Agreement, dated as of February 10, 2000, and supplemented from time to time among the Company, SoftLock Services, Inc. and the Series B Shareholders.

         Series C Purchase Agreement shall mean the Series C Preferred Stock Purchase Agreement of even date herewith among the Company, SoftLock Services, Inc. and the Series C Shareholders.

          Series A Shareholder shall mean the persons listed on Schedule I hereto.

         Series B Shareholder shall mean the persons listed on Schedule II hereto.

         Series C Shareholder shall mean the persons listed on Schedule III hereto.

         Shareholders shall mean the persons listed on Schedules I, II, III and IV hereto and shall include any other party who agrees in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement.

         Tudor Entity or Tudor Entities means each of the following: Tudor Private Equity Fund, L.P., Tudor Arbitrage Partners, L.P., Tudor BVI Futures, Ltd., Raptor Global Fund, L.P. Raptor Global Fund Ltd. and Raptor Global Portfolio, Ltd., or any funds or other investment vehicles or entities of which any of the foregoing entities are Affiliates, or any Affiliate or Group of Tudor Investment Corporation and/or Tudor Global Trading, Inc.

                                    SECTION 2

                              Election of Directors

         Section 2.1.      Designation of Nominees.

(a) (i) Pursuant to the Certificate of Incorporation, the holders of the Series A Preferred shall have the right to elect one member of the Board voting as a class separate from the holders of Common Stock (the "Series A Director"). So long as SI Venture Fund II, L.P. ("SI") shall continue to hold (with any members of its Group) no less than thirty five percent (35%) of the shares of Series A Preferred initially acquired by it under the Series A Purchase Agreement (on an as-converted basis), SI shall be entitled, but shall be under no obligation to, designate the Series A Director. Initially, the Series A Director designated by SI will be N. Adam Rin. The Series A Director designated by SI shall be a Class III director under Section 5.2 of the Certificate of Incorporation. Pursuant to the Certificate of Incorporation, the holders of Series C Preferred shall so long as the holders of Series C Preferred continue to own as a group not less than 10% of the Series C Preferred owned by the Series C Shareholders on the date hereof, have the right to elect one (1) member of the Board voting as a class separate from the holders of Common Stock ("Series C Director"). So long as Apex Investment Fund IV, L.P. ("Apex") continues to own no less than 35% of the shares of Series C Preferred initially acquired by it under the Series C Purchase Agreement, Apex shall be entitled but shall be under no obligation to designate the Series C Director.

                  (b) The Company hereby agrees to use its best efforts to cause the Board of Directors to appoint a person designated by Ascent Venture Partners III, L.P. ("Ascent") to serve as a Class II director upon the purchase of Series A Preferred by Ascent pursuant to the Series A Purchase Agreement. Initially, this person shall be Leigh Michl. Such person (also a "Series A Director") will be elected pursuant to a vote by the Preferred Shareholders and the holders of Common Stock, voting together as a single class of capital stock as set forth in Sections 5(a) of the Certificates of Designation for the Series A Preferred and the Series B Preferred. So long as Ascent shall continue to hold (with any members of its Group) no less than thirty five percent (35%) of the shares of Series A Preferred initially acquired by it under the Series A Purchase Agreement (on an as-converted basis), Ascent shall be entitled, but shall be under no obligation, to designate the one (1) nominee to be so elected as a Class II director.

         (c) In the event a designation is not made by SI, Apex or Ascent in accordance with this Section 2.1, unless otherwise agreed by SI, Apex or Ascent or unless SI, Apex or Ascent has notified the Company in writing that it no longer wishes to have the right to designate one of the nominees for Series A Director, or Series C Director as applicable, the Series A Shareholders or the Series C Shareholders as applicable will use their best efforts to ensure that such position on the Board shall be left vacant until nominees are so designated but in no event longer than thirty (30) days. If SI, Apex or Ascent has notified the Company in writing, that it no longer wishes to designate the nominee for Series A Director, if SI Apex or Ascent fails to designate a nominee within thirty (30) days after the position becomes vacant or if SI, Apex or Ascent shall no longer own thirty five percent (35%) or more of the shares of Series A Preferred or Series C Preferred as applicable initially acquired by it under the Purchase Agreement (on an as-converted basis), the nominee for the Series A Director , or Series C Director as applicable, which should have been designated by SI, Apex or Ascent, as the case may be, shall be designated by majority action of the Series A Shareholders or Series C Shareholders as applicable.

         Section 2.2.      Voting for Nominees.

         Each Shareholder agrees to vote the Equity Securities held by it from time to time for the nominees so designated in accordance with Section 2.1 at any annual meeting of shareholders of the Company at which any such nominee is included on the slate of directors to be elected, and at any special meeting, of shareholders of the Company called for the election of directors at which any such nominee is included on the slate of directors to be elected, in such manner as may be required to elect such nominee.

         Section 2.3.      Obligations of Company.

         The Company agrees to use its best efforts to cause the nominees so designated in accordance with Section 2.1 to be included in part of the slate of directors to be recommended to, and elected by shareholders, at the annual meeting of shareholders of the Company electing Class II and Class III directors (or any earlier annual meeting if any Series A Director or Series C Director then in office shall have died, resigned or been removed), and at any special meeting of shareholders of the Company called for the election of directors including the Class III directorship or Class II directorship held by a Series A Director or Series C Director.

         Section 2.4.      Removal; Election of Successors.

         If (a) any Series A Director or Series C Director  elected  pursuant to
Section 2.1 is removed or (b) such a director shall have resigned or shall be unable to serve, then, in any such case, the Company and the Shareholders will use their best efforts to cause the Board of Directors to appoint a replacement Series A Director or Series C Director as applicable nominated by SI, Apex or Ascent, to serve on the Board of Directors until the next annual meeting of shareholders and to include such person on the slate of directors to be elected at such next annual meeting. At such meeting each Shareholder shall vote to accomplish said result. The procedures set forth in this Section 2, including
Section 2.1, shall apply to the nomination and election of any replacement for a Series A Director or Series C Director. If requested by SI, at the next annual meeting of shareholders, the Company will include on the agenda an amendment to its Certificate of Incorporation to permit the Series A Director designated by SI to be removed with or without cause by the Series A Shareholders only and without the approval or concurrence of the holders of outstanding shares of any other class of voting stock.

         Section 2.5.      Proxy.

         If any Shareholder shall refuse to vote the Equity Securities held by it as provided in any of the foregoing Sections of this Section 2 at any meeting of shareholders of the Company, or shall refuse to give its written consent in lieu of a meeting, thereupon, without further action by such Shareholder, the President or any Vice President of the Company shall be, and hereby is, irrevocably constituted the attorney-in-fact and proxy of such Shareholder for the purpose of voting, and shall vote such shares at such meeting as provided in the foregoing Sections of this Section 2 or give such consent, as the case may be.

         Section 2.6       Audit and Compensation Committees.

         Except as otherwise required by law or regulation including but not limited to the federal securities laws or requirements of any exchange or market on which the Company's Equity Securities are listed or quoted from time to time, the Company shall, by provision of its By-laws or otherwise, establish and maintain a Compensation Committee and an Audit Committee of the Board. For so long as the holders of Series A Preferred Stock and Series C Preferred Stock have the right to elect a director to the Board, the Audit Committee shall consist of at least two (2) directors, one of whom is the Series A Director designated by Ascent (to the extent that Ascent continues to retain the right to designate such director) and the other of whom shall be the Series C Director designated by Apex (to the extent Apex continues to retain the right to designate such Director), and the Compensation Committee shall consist of at least two (2) directors, one of whom is the Series A Director designated by SI (to the extent that SI continues to retain the right to designate such director) and the other of whom shall be unaffiliated with management of the Company.

                                    SECTION 3

                  Restrictions on Transfer of Equity Securities
                                 by Shareholders

         Section 3.1.      Limitations.

         Each Common Shareholder hereby agrees that such Common Shareholder shall not at any time prior to the completion of a Qualified Public Offering, Sell any Equity Securities except:

                   (a)     by sale in accordance with this Section 3;

                  (b) by pledge which creates a mere security interest in the Equity Securities, provided that the pledgee thereof shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement to the same extent as if such pledgee were the Common Shareholder making such pledge;

                  (c) by transfer to another member of its Common Group, provided that the transferee of such Equity Securities shall agree in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement and to be deemed a member of such Common Group; or

          (d) by sale as a part of a registered public offering of the Company's securities in accordance with Section 7 of this Agreement, in which case the transferee of such Equity Securities shall not be bound by, or entitled to the benefits of, this Agreement.

         Section 3.2.      Procedures on Sale of Equity Securities.

         Except as otherwise expressly provided herein, each Common Shareholder, and each member of its Common Group which agrees to comply herewith, hereby agrees that until the completion of a Qualified Public Offering, such Common Shareholder and the members of such Common Shareholder's Group shall not Sell any Equity Securities except in accordance with the following procedures:

                  (a) The Selling Group shall first deliver to the Company a written Notice of Intention to Sell offering to the Company such Equity Securities owned by the Selling Group at the purchase price and on the other material terms specified therein at which it proposes to Sell the Equity Securities. The Company shall have the right of first refusal and option for a period of ten (10) days after delivery to the Company of the Notice of Intention to Sell, to purchase all or any part of the Equity Securities so offered at the purchase price and on the other terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Selling Group within the aforesaid ten (10) day period.

                  (b) In the event that the Company shall elect to purchase none or less than all of the Equity Securities so offered, the Selling Group shall promptly deliver to each Preferred Shareholder a written Notice of Intention to Sell, which shall be irrevocable for a period of ten (10) days after delivery thereof, offering to each Preferred Group the Equity Securities that were offered to, and not purchased by, the Company, at the same purchase price and on the same other terms, whereupon each Preferred Group shall have the right and option for a period of ten (10) days after delivery to each Preferred Shareholder of the Notice of Intention to Sell, to accept up to its Pro Rata Share of the Equity Securities so offered which are not so purchased by the Company at the purchase price and on the other terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Selling Group within the aforesaid ten (10) day period.

                  (c) If any Preferred Group shall fail to accept, or shall reject in writing, the offer made pursuant to Section 3.2(b), then, upon the earlier of the expiration of such ten (10) day period, or the receipt of Notices of Acceptance or written rejections of such offer from all Preferred Groups, the Selling Group's then remaining Equity Securities formerly subject to such offer shall be reoffered to all other Preferred Groups, if any, which shall have accepted their Pro Rata Share of such original offer. Such subsequent offer shall be on the terms and subject to acceptance in the manner provided in
Section 3.2(b), except that the Preferred Groups receiving such subsequent offer shall have (i) the right and option to accept such offer with respect to all of the then remaining Equity Securities subject thereto pro rata, in accordance with their respective Pro Rata Shares for a period of five (5) business days and
(ii) the further right and option to offer, in any Notice of Acceptance, to purchase any of such Equity Securities not purchased by other Preferred Groups, in which case such Equity Securities not accepted by the other Preferred Groups shall be deemed to have been offered to and accepted by the Preferred Groups which have exercised their option under this clause (ii), pro rata in accordance with their respective Pro Rata Shares, and on the above-described terms and conditions.

                  (d) The closing of any sales of Equity Securities under the terms of Section 3.2(a), Section 3.2(b) and Section 3.2(c) shall be made at the offices of the Company on a mutually satisfactory business day within fourteen
(14) days after the expiration of the aforesaid periods. Delivery of certificates or other instruments evidencing such Equity Securities duly endorsed for transfer to the Company or to members of the Preferred Groups, as the case may be, shall be made on such date against payment of the purchase price therefor.

                  (e) Any Preferred Group which does not deliver a Notice of Acceptance during the ten (10) day period referred to in Section 3.2(b) hereof shall have the right during such ten (10) day period to deliver to the Selling Group a Notice of Intention to Participate. The Company shall compute the proportion of shares of Equity Securities available for sale by the Selling Group to the purchaser thereof. If, and to the extent the Selling Group is to Sell all or part of the remaining Equity Securities covered by the Notice of Intention to Sell as contemplated by Section 3.2(f) hereof, it shall be a condition of such sale that each Preferred Group delivering the Notice of Intention to Participate shall have the right to have a portion of its Equity Securities purchased by the purchaser of the Equity Securities covered by the Notice of Intention to Sell, such portion to be equal to the product obtained by multiplying (i) the aggregate number of Equity Securities to be purchased by the purchaser by (ii) the "Ownership Percentage" (as hereinafter defined) of such Preferred Group giving a Notice of Intention to Participate. The Ownership Percentage for any Preferred Group giving a Notice of Intention to Participate shall be the percentage figure which expresses the ratio between (i) the number of Equity Securities desired to be sold by such Preferred Group and (ii) the aggregate of (a) the number of Equity Securities desired to be sold by all Preferred Groups delivering a Notice of Intention to Participate and (b) the number of Equity Securities to be sold by the Selling Group delivering a Notice of Intention to Sell. The sale of any Equity Securities by a Preferred Group pursuant to a Notice of Intention to Participate shall be subject to all terms and conditions applicable to the sale by the Selling Group as set forth in the Notice of Intention to Sell.

                  (f) If effective  acceptance shall not be received pursuant to
Section 3.2(a), Section 3.2(b) and Section 3.2(c) above with respect to all Equity Securities offered for sale pursuant to a Notice of Intention to Sell, then the Selling Group may sell all or any part of the remaining Equity Securities so offered for sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the original Notice of Intention to Sell, at any time within ninety (90) days after the expiration of the last offer required by Section 3.2(b) and Section 3.2(c) above. In the event the remaining Equity Securities are not sold by the Selling Group during such ninety (90) day period, the right of the Selling Group to sell such remaining Equity Securities shall expire and the obligations of this
Section 3.2 shall be reinstated; provided, however, that in the event the Selling Group determines, at any time during such ninety (90) day period, that the sale of all or any part of the remaining Equity Securities on the terms set forth in the Notice of Intention to Sell is impractical, the Selling Group can terminate the offer and reinstate the procedure provided in this Section 3.2 without waiting for the expiration of such ninety (90) day period or Series C Shareholder or Series C Shareholder.

          (g) Anything contained in this Section 12 to the contrary notwithstanding, any purchaser or other transferee of Equity Securities pursuant to this Section 3.2 who is not a Shareholder but who is an employee of the Company as of the date of the purchase or transfer shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and shall be deemed to be a Common Shareholder for all purposes of this Agreement.

          Section 3.3.     Expiration of Rights.

          At any time prior to the completion of a Qualified Public Offering, a Common Shareholder shall not be required to comply with Sections 3.1 and 3.2
 (a) with respect to the Series A Shareholders if at such time the Series A Shareholders in the aggregate have ceased to own at least ten percent (10%) of the shares of Series A Preferred initially acquired by them pursuant to the Series A Purchase Agreement; (b) with respect to the Series B Shareholders if at such time such Series B Shareholders in the aggregate have ceased to own at least fifteen percent (15%) of the shares of Series B Preferred initially acquired by them pursuant to the Series B Purchase Agreement (whether through the conversion of such shares of Series B Preferred to Common Stock or otherwise) or (c) with respect to the Series C Shareholders if at such time such Series C Shareholders in the aggregate have ceased to own at least fifteen percent (15%) of the shares of Series C Preferred initially acquired by them pursuant to the Series C Purchase Agreement (whether by the conversion of such shares of Series C Preferred or otherwise). Notwithstanding the foregoing, if a Preferred Shareholder is a Series A Shareholder, a Series B Shareholder and a Series C Shareholder or any combination thereof, the expiration of its rights under clause (a) above shall not affect its rights as a Series B Shareholder or Series C Shareholder to the extent such rights would otherwise be in effect and likewise, the expiration of its rights under clause (b) above shall not affect its rights as a Series A Shareholder or Series C Shareholder to the extent such rights would otherwise be in effect and the expiration of its rights under clause (c) shall not affect its rights as a Series A Shareholder or Series B Shareholder to the extent such rights would otherwise be in effect.

          This Section 3 is a recital of the terms and conditions that are contained in Section 3 of the Amended and Restated Shareholders' and Rights Agreement dated as of February 10, 2000 (the "Pre-Existing Agreement") to which the Common Shareholders are parties. The Common Shareholders remain bound by the terms of the Pre-Existing Agreement and no terms of this Agreement will be construed to limit or reduce the obligations of the Common Shareholders under the Pre-Existing Agreement.

                                    SECTION 4

                      Sale of New Securities by the Company

         Except as otherwise expressly provided herein, the Company hereby agrees that until (but not including) the consummation of a Qualified Public Offering, it shall not Sell any New Securities except in accordance with the following procedures:

                  (a) The Company shall first deliver to each Preferred Shareholder a written Notice of Intention to Sell, which shall be irrevocable for a period of ten (10) days after delivery thereof, offering to each Preferred Group the right to purchase up to its Preemptive Share of such New Securities at the purchase price and on the terms specified therein. Each Preferred Group shall have the right and option, for such period of ten (10) days after delivery to Preferred Shareholders of such Notice of Intention to Sell, to purchase all or any part of the New Securities so offered up to its Preemptive Share at the purchase price and on the terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Company within the aforesaid ten (10) day period.

                  (b) If any Preferred Group shall fail to accept, or shall reject in writing, the offer made pursuant to Section 4(a), then, upon the earlier of the expiration of the aforesaid ten (10) day period or the receipt of Notices of Acceptance or written rejections of such offer from all Preferred Groups, the then remaining New Securities formerly subject to such offer shall be reoffered to all other Preferred Groups, if any, which shall have accepted their Preemptive Share of such original offer. Such subsequent offer shall be on the terms and subject to acceptance in the manner provided in Section 4(a), except that the Preferred Groups receiving such subsequent offer shall have (i) the right and option to accept such offer with respect to all of the then remaining New Securities subject thereto pro rata in accordance with their respective Preemptive Shares, for a period of five (5) business days, and (ii) the further right and option to offer, in any Notice of Acceptance, to purchase any of such New Securities not purchased by other Preferred Groups, in which case such New Securities not accepted by other Preferred Groups shall be deemed to have been offered to and accepted by the Preferred Groups which have exercised their option under this clause (ii), pro rata, in accordance with their respective Preemptive Shares, and on the above-described terms and conditions.

                  (c) The closing of any sales of New Securities under the terms of Section 4(a) shall be made at the offices of the Company on a mutually satisfactory business day within fourteen (14) days after the expiration of the aforesaid periods. Delivery of certificates or other instruments evidencing such New Securities duly endorsed for transfer to the Preferred Shareholders shall be made on such date against payment of the purchase price therefor.

                  (d) If effective  acceptance shall not be received pursuant to
Section 4(a) above with respect to all New Securities offered for sale pursuant to a Notice of Intention to Sell, then the Company may sell all or any part of the remaining New Securities so offered for sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms stated in the original Notice of Intention to Sell, at any time within one hundred twenty (120) days after the expiration of the offer required by Section 4(a) above. In the event the remaining New Securities are not sold by the Company during such one hundred twenty (120) day period, the right of the Company to sell such remaining New Securities shall expire and the obligations of this Section 4 shall be reinstated; provided, however, that in the event the Company determines, at any time during such one hundred twenty (120) day period, that the sale of all or any part of the remaining New Securities on the terms set forth in the Notice of Intention to Sell is impractical, the Company can terminate the offer and reinstate the procedure provided in this Section 4 without waiting for the expiration of such one hundred twenty (120) day period.

                                    SECTION 5

                  Transfer of Shares: Covenants of the Company

         Section 5.1.      Transfer by Shareholders.

         No Shareholder shall sell, assign, transfer, pledge, encumber or otherwise dispose of, whether by operation of law or otherwise, any Equity Securities unless any such transfer is made to a transferee who concurrently with or prior to such transfer becomes a party to this Agreement or unless the Equity Securities are shares of Common Stock sold pursuant to an effective registration statement.

         Section 5.2.      Registration of Transfer.

         The Company shall permit registration of transfer of Equity Securities held by a Shareholder only in accordance with the terms of this Agreement. Any transfer of Equity Securities which is made in any manner contrary to the provisions of this Agreement shall be void and shall not be effective to constitute the transferee as a shareholder of the Company entitled to any rights, benefits, and privileges as such.

         Section 5.3.      Legend.

         Each certificate of Common Stock or Preferred Stock and certificates representing other Equity Securities of the Company, held by a Shareholder, shall be stamped or otherwise have endorsed or imprinted thereon a legend in substantially the following form:

         "The transfer of the shares represented by this certificate, and the rights of the holder hereof, are subject to the terms and conditions of a Amended and Restated Shareholders' and Rights Agreement, dated as of December 21, 2000 (a copy of which is on file with the Company), as the same may be amended from time to time, and no transfer of the shares represented hereby or of shares issued in exchange therefor shall be valid or effective unless the terms and conditions of such Agreement have been fulfilled."

                                    SECTION 6

                                    Duration

         Section 6.1       Duration.

         The provisions of Sections 2, 3, 4 and 5 of this Agreement shall be of no further force or effect upon the closing of a Qualified Public Offering. Furthermore, the Company shall no longer be subject to provisions of Section 4 of this Agreement with respect to any Series B Shareholder or any Series C Shareholder at such time as such Series B Shareholder or Series C Shareholder no longer owns fifteen percent (15%) of the Series B Preferred initially purchased by it pursuant to the Series B Purchase Agreement or the Series C Preferred initially purchased by it pursuant to the Series C Purchase Agreement, and if a Shareholder is both a Series B Shareholder and a Series C Shareholder it shall no longer be entitled to the rights set forth in Section 4 only when it holds less than 15% of both the Series B Preferred and the Series C Preferred initially purchased. In addition, the provisions of Section 7 of this Agreement shall be of no further force or effect upon (a) the date that is four (4) years after the First Public Offering, or (b) as to a particular Series A Shareholder, at such earlier time as such Series A Shareholder may sell all Series A Conversion Shares held by such Series A Shareholder in any ninety (90) day period pursuant to Commission Rule 144; provided, however, that in the case of either clause (a) or (b), there exists a Public Float at such time.

         Section 6.2       Calculation of Thresholds.

         For purposes of determining whether, for any provision hereof, the number of shares of Series A Preferred held by any person or entity is sufficient to meet a required threshold, such person or entity shall be deemed to hold the number of shares of Series A Preferred held by its Group. For purposes of determining whether, for any provision hereof, the number of shares of Series B Preferred held by any person or entity is sufficient to meet a required threshold, such person or entity shall be deemed to hold the number of shares of Series B Preferred held by its Group (including but not limited to in the case of any Tudor Entity, any shares of Series B Preferred Stock held by any other Tudor Entity). For purposes of determining whether, for any provision hereof, the number of shares of Series C Preferred held by any person or entity is sufficient to meet a required threshold, such person or entity shall be deemed to hold the number of shares of Series C Preferred held by its Group (including but not limited to in the case of any Tudor Entity, any shares of Series C Preferred Stock held by any other Tudor Entity).

                                    SECTION 7

                       Restrictions on Transferability of

Securities; Compliance with Securities Act

         Section 7.1       Certain Definitions.

         As used in this Section 7, the following terms shall have the following respective meanings:

         "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 7.2 hereof.

         "Registrable Securities" shall mean, from time to time, (i) the Series A Conversion Shares, and (ii) any shares of Common Stock issued as dividends on the shares of the Series A Preferred.

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 7.4, 7.5 and 7.6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders chosen by the Holders of a majority of the securities included in such registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Selling Expenses" shall mean all underwriting discounts, stock transfer taxes and selling commissions applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for any Holder not specifically included in Registration Expenses.

         "Holder" shall mean any holder of outstanding shares of Series A Preferred or Registrable Securities.

         "Initiating Holders" shall mean any Series A Shareholders (or their assignees under Section 7.13 hereof) who in the aggregate are Holders of not less than twenty percent (20%) of the then outstanding Registrable Securities, and, after any other Holder or Holders have joined in a request by Initiating Holders, shall include such other Holder or Holders.

          "Other  Shareholders"  shall  have the  meaning  set forth in  Section
7.4(b).

         Section 7.2       Restrictive Legend.

         Each certificate  representing (i) the shares of Series A Preferred, or
(ii) Series A Conversion Shares, or (iii) any other securities issued in respect of the shares of Series A Preferred or the Series A Conversion Shares, upon any Adjustment Event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities
Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS

         Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if with such request, the Company shall have received either the opinion referred to in Section 7.3(i) or the "no-action" letter referred to in Section 7.3(ii), to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

         Section 7.3       Notice of Proposed Transfers and Securities Act
Compliance.

                  The holder of Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 7.3. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 7.4, 7.5 and 7.6 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that transactions in compliance with Rule 144 may instead be accompanied by such broker and seller representations reasonably requested by the Company to support the qualification of the transaction under Rule 144) by either (i) a written opinion of Hutchins, Wheeler & Dittmar or other legal counsel (including counsel for the holder who also may be an employee of the holder) who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and applicable state securities laws, or
(ii)  a  "no-action"   letter  from  the  Commission  to  the  effect  that  the
distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto. Upon receipt by the Company of such notices and accompanying opinion or "no-action" letter, if required, the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 7.2 above, except that such certificate need not bear such restrictive legend if such legend is no longer required in the opinion of counsel or "no-action" letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws or if the transaction is made, to the Company's reasonable satisfaction, in compliance with Rule 144.

         Section 7.4       Requested Registration.

                  (a) Request for Registration. If at any time after the earlier of (x) two (2) years from the initial issuance of the shares of Series A Preferred pursuant to the Series A Purchase Agreement, or (y) the closing of the First Public Offering, the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to all or a part of the Registrable Securities, the Company will, without limiting any other rights under this Section 7:

                           (i) promptly give written notice of the proposed registration to all other Holders; and

                           (ii) as soon as  practicable,  use its diligent  best
                   efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given by such Holder or Holders within ten (10) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
                   Section 7.4:

                                            (A) after the Company has effected
                  one (1) such registration pursuant to this Section 7.4 and such registration has been declared or ordered effective and has remained in effect for one hundred twenty (120) days thereafter; or

                                            (B) if the request for registration
                  does not request the registration of Registrable Securities with a proposed public offering price of $10,000,000 or more; or

                                            (C) If the Company shall  furnish to
                  such Holders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of the Company it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than thirty (30) days within which to file such registration statement; provided, however, that the Company shall not use this right more than once in any twelve (12) month period.

                  Subject to Section 7.4(a)(ii), the Company shall file a registration statement on Commission Form S-1 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 7.4(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by parties who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

                  (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 7.4 and the Company shall include such information in the written notice referred to in Section 7.4(a)(i) above. The right of any Holder to registration pursuant to this Section 7.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting, (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

                  If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to this Section 7.4, or if holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such registration (the "Other Shareholders") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of all applicable provisions of this Section 7. The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

                  Notwithstanding any other provision of this Section 7.4, if the representative of the underwriter or underwriters advises the Initiating Holders in writing that marketing factors make it advisable to impose a limitation on the number of shares to be underwritten, the securities of the Company (other than Registrable Securities) held by officers or directors of the Company and by Other Shareholders shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                  If any Holder of Registrable Securities, officer, director or Other Shareholder above disapproves of the terms of the underwriting, such party may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

                  If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          Section 7.5      Company Registration.

                  (a) Notice of Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than the registration statement for the Series B Preferred required by Section 7.17(a) of the Series B Purchase Agreement and the registration statement for the Series C Preferred required by Section 7.17(a) of the Series C Purchase Agreement, or a registration on Commission Forms S-4 or S-8, or a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

                  (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 7.5(b) below; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration
                           (but not from its obligation to pay the Registration Expenses in connection therewith) and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 7.5(a)(i). In such event, the right of any Holder to registration pursuant to
Section 7.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, directors and officers and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.

                  Notwithstanding any other provision of this Section 7.5, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the number of shares that may be included in the registration and underwriting on behalf of such Holders, directors and officers and Other Shareholders shall be allocated among such Holders, directors and officers and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities held by such persons at the time of filing the registration statement; provided, however, that the underwriter's limitation shall not apply to Holders unless it also applies in the same proportion to the Company's other Shareholders. In addition, the Company hereby covenants and agrees not to grant registration rights similar to those contained in Section 7.5 to any other party that will provide such party with preferential terms and conditions with respect to underwriters' limitations.

                  If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, such party may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         Section 7.6       Registration on Form S-3.

         The Company shall take reasonable actions to qualify for the use of Form S-3 or any comparable or successor form or forms of the Commission within twelve (12) months of its First Public Offering; and to that end the Company shall take reasonable actions to register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in accordance with the provisions of the Exchange Act following the effective date of the registration of Equity Securities of the Company on Form S-1. At any time when the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 7, and provided that at such time the Holders continue to hold at least ten percent (10%) of the Registrable Securities initially issuable to them upon conversion of the shares of Series A Preferred initially acquired by them pursuant to the Series A Purchase Agreement, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (by written request stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders), subject only to the following:

                  (i) No request made under this Section 7.6 shall require a registration statement requested therein to become effective prior to ninety (90) days after the effective date of a registration statement filed by the Company covering the First Public Offering; and

                  (ii) The Company shall not be required to effect a registration pursuant to this Section 7.6 unless (A) the Registrable Securities requested to be registered pursuant to this Section 7.6 have a proposed public offering price of $500,000 or more; and (B) the Company has not completed a registration on Form S-3 within the preceding twelve (12) month period.

                  The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section
7.6 and shall provide a reasonable opportunity for other Holders to participate in the registration, and, if the intended method of disposition specified as aforesaid is an underwritten public offering, participation by the Company and other holders of Common Stock shall be on the basis set forth in Section 7.4(b) above. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

         Section 7.7       Expenses of Registration.

         The Company shall bear all Registration Expenses incurred in connection with any registration, qualification and compliance by the Company pursuant to Sections 7.4, 7.5 and 7.6 hereof. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under Section 7.4 if the registration request is subsequently withdrawn at the request of the Initiating Holder or Holders of a majority of the Registrable Securities to have been registered, and the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered.
Notwithstanding the preceding sentence, however, (a) if at the time of the withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Company shall be required to pay said expenses, and (b) the Holders electing to withdraw a registration may specify in the notice of withdrawal that the withdrawn registration is to be treated as a registration declared effective and in effect for one hundred twenty (120) days for purposes of determining the number of registrations effected pursuant to
Section 7.4, in which case the Company shall be required to pay said expenses.

         Section 7.8       Registration Procedures.

         In the case of each registration effected by the Company pursuant to this Section 7, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. Except as provided in Section 7.6, at its expense, the Company will:

                  (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such one hundred and twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of Section 7.14 hereof;

                  (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

                  (c) Use its best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as any Holder may request; provided, however, that the Company shall not be obligated to register or qualify such Registrable Securities in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in order to effect such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; and

                  (d) To the extent that the Company's Common Stock has been de-listed from the Nasdaq SmallCap Market, but again qualifies for such listing, use its best efforts to cause the Common Stock to be re-listed on the Nasdaq SmallCap Market, or if it qualifies for such listing, the Nasdaq National Market System or other national securities exchange.

          Section 7.9      Indemnification and Contribution.

                         (a)        The Company,  with respect to each
registration, qualification and compliance effected pursuant to this Section 7, will indemnify and hold harmless each Holder, each of its officers, directors and partners, and each party controlling such Holder, and each underwriter, if any, and each party who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each party controlling such Holder, each such underwriter and each party who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based solely upon written information furnished to the Company by such Holder or underwriter, as the case may be, and stated to be specifically for use therein or (ii) to any particular Holder, officer, director or partner or other party controlling such Holder, or underwriter or party controlling an underwriter to the extent that any such claim, loss, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any final, preliminary or summary prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to such prospectus provided to, and which the relevant Holder or underwriter or its controlling persons fails to deliver prior to or concurrently with the sales of the Registrable Securities to the person or entity asserting such claim, loss, damage or liability.

                  (b) Each Holder and Other Shareholder will, if Registrable Securities held by such party are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each party who controls the Company or such underwriter, each other such Holder and Other Shareholder and each of their respective officers, directors and partners, and each party controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, parties, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document solely in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

                  (c) Each party entitled to indemnification  under this Section
7.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have been advised by counsel that actual or potential differing interests or defenses exist or may exist between the Indemnifying Party and the Indemnified Party, in which case such expense shall be paid by the Indemnifying, Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 7 except to the extent such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the defense of any claim or resulting litigation is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided that an Indemnifying Party shall not be deemed unreasonable in withholding consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnifying Party other than financial obligations for which such Indemnified Party will be indemnified hereunder.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7.9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         Section 7.10       Information by Holder.

         Each Holder of Registrable Securities, and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.

         Section 7.11      Limitations on Registration of Issues of Securities.

         From and after the date of this Agreement, the Company shall not enter into any agreement (other than the Series C Purchase Agreement) with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company that would provide such holder or prospective holder with registration rights that are inconsistent with or more favorable than the rights of the Holders set forth in this Section 7; provided, however, that this Section 7.11 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder and provided further that a majority of the Holders of the Registrable Securities may waive the requirement that the Company not enter into any agreement giving a holder of any securities of the Company the right to require the Company to initiate registration of any securities of the Company. Except for the rights granted to the holders of the Series C Preferred under the Series C Purchase Agreement, any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be (i) consistent with the provisions of this Section 7 and with the rights of the Holders provided in this Agreement, and (ii) require the inclusion of Registrable Securities (within the meaning of this Agreement) in any registration required by any such holder or prospective holder on the same basis as securities of Other Shareholders are required to be included in registrations effected pursuant to Sections 7.4 and 7.5 of this Agreement.

         Section 7.12      Rule 144 Reporting.

         With a view to making available the benefits of certain rules and regulations of the Commission, which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) So long as a Series A Shareholder owns any Restricted Securities, furnish to the Series A Shareholders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the First Public Offering), and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Series A Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Series A Shareholder to sell any such securities without registration.

         Section 7.13      Transfer of Registration Rights.

         The rights to cause the Company to register securities granted by the Company under this Section 7 may be assigned by any Holder to a transferee or assignee, provided that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Series A Shareholder under this Section 7.

         Section 7.14      "Market Stand-Off" Agreement.

         Each Holder of Registrable Securities agrees, if requested by the managing underwriter of the First Public Offering or of any other underwritten offering in which part of the Registrable Securities are not sold, to enter into an agreement pursuant to which such Holder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during a period specified by such underwriter, not to exceed one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in connection with the First Public Offering or any subsequent underwritten offering, provided that all Holders, Other Shareholders and officers and directors of the Company enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

                                    SECTION 8

                            Miscellaneous Provisions

         Section 8.1.      Assignment of Rights.

         The provisions of this Agreement shall be binding upon and inure to the benefit of any successor or assign of any party hereto.

         Section 8.2.      Duration of Agreement.

         Unless sooner terminated in accordance with the provisions of this Agreement, the rights and obligations of each Shareholder under this Agreement shall terminate as to such Shareholder when the Group of which it is a member has transferred all Equity Securities owned by such Group in accordance with this Agreement.

         Section 8.3.      Enforcement.

         The parties hereto agree that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedies that the parties hereto may have.

         Section 8.4.      Severability of Provisions.

         If any one or more  provisions  of this  Agreement  shall  be  declared
invalid  or   unenforceable,   the  same  shall  not  affect  the   validity  or
enforceability of any other provisions of this Agreement.

         Section 8.5. Amendments. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated, except by written instrument signed by the Company and Preferred Shareholders holding greater than two-thirds (2/3) of the voting Equity Securities held by the Preferred Shareholders; provided, however, that (i) the provisions of Section 2 may not be amended without the consent of SI, Ascent and Apex, to the extent that the amendment affects such party's right to designate a director for election by any other Shareholder, (ii) the provisions of Section 3 may not be amended without the consent of Common Shareholders holding greater than fifty percent (50%) of the voting Equity Securities held by the Common Shareholders; (iii) the periods set forth in Section 6 may not be extended without the consent of each and every Shareholder; (iv) this Section may not be amended without the consent of each and every Shareholder and the Company; (v) the obligations of any Shareholder may not be increased without the consent of such Shareholder; (vi) additional Series A Shareholders may be added to Schedule I from time to time if such Series A Shareholders agree in writing to be bound by the terms of this Agreement and are approved by SI; (vii) additional Series B Shareholders may be added to Schedule II from time to time if such Series B Shareholders agree in writing to be bound by the terms of this Agreement; (viii) additional Series C Shareholders may be added to Schedule III from time to time if such Series C Shareholders agree in writing to be bound by the terms of this Agreement; and
(ix) the Company and the Series A Shareholders shall not be required to obtain the written consent of any Series B Shareholder or Series C Shareholder to amend, waive, discharge or terminate the provisions of Section 7 of this Agreement. Notwithstanding the foregoing, the execution of a joinder or similar agreement by which a transferee of a Shareholder agrees to be bound by and become a party to this Agreement in the manner contemplated by this Agreement shall not be deemed an amendment.

          Section 8.6.     Notices.

                  (a) All notices and other communications required or permitted hereunder shall be in writing and (unless otherwise expressly provided on Schedule I, Schedule II, Schedule III or Schedule IV attached hereto) shall be mailed by registered or certified mail, postage prepaid, or delivered either by hand or by overnight courier or messenger, or sent via telex, telecopier, computer mail or other electronic means, addressed (i) if to a Shareholder, as indicated on Schedule I, Schedule II, Schedule III or Schedule IV, or at such other address as such Shareholder shall have furnished in writing to the party initiating the notice or communication, or (ii) if to the Company, to Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754, or at such other address as the Company shall have furnished in writing to the party initiating the notice or communication.

                  (b) Any notice or other communications so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be delivered and given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

          Section 8.7.     Governing Law.

          This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

          Section 8.8.     Entire Agreement.

          This Agreement does not supersede any previous agreements between the Company and holders of Common Stock of the Company, including the Amended and Restated Shareholders' and Rights Agreements, dated February 10, 2000. All rights and obligations of the holders of Common Stock contained in such agreements remain valid, legal and binding. Nothing herein contained shall be construed to obligate the Shareholders to make any additional investment in the Company or to constitute the Shareholders as partners.

          Section 8.9.     Counterparts.

          This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its duly authorized officer or partner, as the case may be, as of the date and year first above written.




                                            SOFTLOCK.COM, INC.

                                            By:_______________________________
                                            Name:
                                            Title:


                                            SI VENTURE FUND II, L.P.


                                            By: SI Venture Management 11, L.L.C.
                                                   General Partner


                                            By:_____________________________
                                                  its Managing Member


                                            APEX INVESTMENT FUND IV, L.P.

                                            By: Apex Management IV, L.L.C., General Partner

                                            By:______________________________




                                            APEX STRATEGIC PARTNERS IV, LLC

                                            By: Apex Manage LLC, Manager

                                            By____________________________________


                                            RSA SECURITY, INC.


                                            By:___________________________________
                                            Its:

                                            RAPTOR GLOBAL PORTFOLIO, LTD.

                                            By: TUDOR INVESTMENT CORPORATION,
                                                  as Investment Advisor

                                            By:_____________________________________



                                            ALTAR ROCK FUND, L.P.

                                            By: Tudor Investment Corporation, as General Partner

                                            By:________________________________________


                                            ------------------------------------------
                                            Ronald A. Santella


                                            -------------------------------------------
                                            Anthony Kamin




                                            RC CAPITAL, L.L.C.

                                            By: Ritchie Capital Investments, L.L.C., its manager

                                            By: Ritchie Capital Management, L.L.C., its manager

                                                     By: THR,Inc.

                                                     By:_______________________________

                                            RAM TRADING, LTD.

                                            By: Ritchie Capital Management, L.L.C., its investment
                                                     manager

                                                     By: THR, Inc.


                                                     By:_____________________________________


                                            RITCHIE CAPITAL MANAGEMENT, LLC

                                            By: THR, Inc.

                                                     By:_____________________________________


                                            ASCENT VENTURE PARTNERS 111, L.P.

                                            By: ASCENT VENTURE MANAGEMENT III, LLC, its General Partner


                                            By:_____________________________________________